Exhibit 99.1

Holly Corporation Fall 2010 Update

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3 Holly Corporation Disclosure Statement Statements made during the course of this presentation that are not historical facts are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward- looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly's and Holly Energy Partners' markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly and Holly Energy Partners, the effectiveness of Holly's and Holly Energy Partners' capital investments and marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties, to include integration of acquired assets risk, that could affect the business prospects and performance of Holly and Holly Energy Partners is provided in the most recent reports of Holly and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4 Presentation Topics HOC Company Overview Financial Performance and Competitiveness Focused Growth Orientation Summary Appendix

5 Holly Investment Highlights Holly Investment Highlights 1 - HEP's annualized cash distributions as of 6/30/10 to HOC exceeds $36M for LP ($24M) and GP ($12.5M) ownership interests. 1

6 Holly Overview Holly Corporation: Holly's refineries operate in Southwest, Rockies & Mid-Continent markets 256,000 bpsd of refining capacity and weighted average complexity greater than 12.0 Refineries directly connected to Domestic or Canadian crude trading hubs Owns 100% of GP and 7.3 million LP units of Holly Energy Partners (NYSE: HEP) Holly Energy Partners: Approximately 2,500 miles of refined product & crude pipelines 11 Terminals & 8 loading rack facilities in 7 states (3 terminals co-owned) Over 6 million bbls of refined product & crude oil storage 25% interest in Salt Lake pipeline, a joint venture with Plains, delivering crude oil into the Salt Lake valley

7 Navajo Refinery Product Sales Mix (12/31/09) Overview 561 acre site located in Artesia, NM with crude capacity of 100,000 BPSD (expanded in Q1 2009) Ability to process sour and heavy (Canadian) crude oils into high value light products Distributes to high margin markets in Arizona, New Mexico and West Texas Nelson Complexity rating of 11.8 Last turnaround completed in Q1 2009. Annual maintenance capex approximately $10 million. Operating Summary *Definition for non-GAAP measures such as EBITDA or Margins are located on page 29. *

8 Woods Cross Refinery Product Sales Mix (12/31/09) Overview 200 acre site located in Woods Cross, UT (near Salt Lake City) with crude oil capacity of 31,000 BPD Processes regional sweet and lower cost black wax crude as well as Canadian sour crude oils Distributes to high margin markets in Utah, Idaho, Nevada, Wyoming, and eastern Washington Nelson Complexity rating of 12.5 Last turnaround completed in Q3 2008. Annual maintenance capex approximately $5 million. Operating Summary (CHART) * *Definition for non-GAAP measures such as EBITDA or Margins are located on page 29.

9 Tulsa Refinery (formerly separate facilities owned by Sunoco & Sinclair) Projected Production Mix Overview Holly has begun to integrate the operations of the two refineries which combine to form one complex 125,000 BPD refinery New interconnect lines are expected to be placed into service in early 2011 to further integrate the two facilities that should provide added operating efficiencies and flexibility Refineries are located less than 2 miles apart and will be pipeline interconnected Processes predominantly a sweet crude slate with up to 10,000 bpd capacity of heavy (CAD) crudes Nelson Complexity rating of over 14.0 Initial annual maintenance capex approximately $25 million for integrated facility. 1 - Holly owned since 6/1/09 2 - Holly owned since 12/1/09 3 - Estimated production yields based on the full integration between the two Tulsa refineries. 4 - The amounts reported for the Tulsa Refinery for the year ended December 31, 2009 include crude oil processed and products yielded from the refinery for the period from June 1, 2009 through December 31, 2009 only, and then averaged over 365 days for the year ended. 5 - Represents amounts reported from 1/1/10 through 6/30/2010 for the combined plants on a barrel per day basis. 1 2 3 Operating Summary * *Definition for non-GAAP measures such as EBITDA or Margins are located on page 29. 4 5

10 Presentation Topics HOC Company Overview Financial Performance and Competitiveness Focused Growth Orientation Summary Appendix

11 Holly Historical EBITDA (in millions) Capacity of 256,000 bpsd Legacy refineries (Navajo and Woods Cross) - 131 bpsd Sunoco - Tulsa Refinery acquisition - June 1, 2009 (+85 bpsd) Sinclair - Tulsa Refinery acquisition - December 1, 2009 (+40 bpsd) *Definition for non-GAAP measures such as EBITDA or Margins are located on page 29. 1 HEP formed in July 2004 2 Sold Montana Refinery Company (8,000 bpd) while increasing Navajo Refinery capacity (8,000 bpd) 3 Acquired the two Tulsa refineries in Jun and Dec 2009. 1 2 3 *

12 Refining Margins (2004-2009 range) 1 - Actual realized gross margin. 2 - PADD II 3-2-1 gross margin proxy for Tulsa refineries Tulsa Gulf Coast 3-2-1: 5 Yr. Avg. 2 *Definition for non-GAAP measures such as EBITDA or Margins are located on page 29. Navajo Gulf Coast 3-2-1: 5 Yr. Avg. 1 Woods Cross 1 Gulf Coast 3-2-1: 5 Yr. Avg. * 5-yr. high & low gross margin range by quarter - tan bars Gulf Coast 5-Yr. Quarterly Avg 3-2-1 margin- green line 5 Yr. Quarterly Average Gross Margin ($/bbl ) - Navajo, Woods Cross - blue line 5 Yr. Quarterly Average Gross Margin ($/bbl ) - PADD II - red line 2009 Gross Margin ($/bbl) - noted in black numeric

Gasoline & Diesel Cracks 13 Diesel 2009 Diesel cracks were well below prior year and 5 year average in all markets. US demand was down over 12% (vs. 2008) 1H10 Diesel cracks have improved over 2009 levels yet remain below 5 year averages. YTD demand is up 1% from the same period in 2009. Gasoline 2009 Gasoline cracks improved over 2008 in most markets while still remaining below the 5 year average. US demand was down over 1% (vs. 2008) 1H10 Gasoline cracks remain above lows experienced in 2008, slightly ahead of 2009 levels in most markets while still remaining below 5 year averages. YTD demand is up .4% from the same period in 2009. (CHART) (CHART)

14 Strong Returns on Capital and Conservative Balance Sheet 1 - As of 12/31/09. HOC standalone (excludes HEP debt) 1 - As of 12/31/09. HOC standalone (excludes HEP debt) 1 - As of 12/31/09. HOC standalone (excludes HEP debt)

15 Presentation Topics HOC Company Overview Financial Performance and Competitiveness Focused Growth Orientation Summary Appendix

16 Enhanced Competitive Position at Legacy Refineries Recently Completed Refinery Enhancements Increased capacity 19% Increased lower cost black wax and Canadian crude processing from 20 to 50% Increased ULSD production percentage Enhanced black wax and Canadian heavy receiving capabilities Increased capacity 17% (to 100,000 bpd) Allows 100% sour crude oil processing Increased ULSD production percentage Increased intermediates processing Provides access to Cushing crude oil hub and a variety of cost advantaged crudes Enables refinery to shift up to 40% of its crude slate to lower priced heavy crudes * * Crude unit work is mechanically complete. Navajo began processing a small amount (4,000 - 5,000 bpd) of Canadian crude in summer 2010 and plans to increase as refining economics and crude differentials dictate.

Strategic Acquisitions at Historically Low Multiples

- Holly is in process of integrating the two Tulsa facilities (formerly separate facilities owned by Sunoco & Sinclair) to form one complex 125,000 BPD refinery [1]
- Refinery integration results in net capex savings of approximately $125 million that would have otherwise been required for the Sunoco refinery:
  - Eliminates an estimated $110 million of project capital requirements
  - Reduces MSAT 2 compliance capex by about $15 million
- Allows for immediate upgrade of existing gas oil [1] (12,000 bpd) production to gasoline/diesel without capital investment

- Tulsa 2Q - 2010 EBITDA - $49M
- Constructing interconnect pipelines that will transfer various intermediate streams between facilities and optimize gasoline blending, increase yields and reduce operating expenses.
- Diesel Hydrotreater expansion ($20M) at East facility to satisfy ULSD requirements anticipated to be completed by the end of 1Q 2011.

Purchase price [2]		
Sun Tulsa	$	65.0
Sinclair Tulsa	$	128.5
Purchase Price Total ($mm)	**$**	**193.5**
Logistic Asset Sale to-date ($mm) [3]	$	(146.5)
Estimated Project CAPEX ($mm)	$	40.0
Estimated Emission Reduction CAPEX ($mm)	$	16.0
All-in Cost ($mm)	**$**	**103.0**
Capacity (BPD)		125,000
Nelson Complexity Factor		14.0
All-in Cost per BPD of Capacity ($/BPD)	**$**	**824**
All-in Cost per Complexity Barrel ($/CBPD)	**$**	**59**

Refinery industry acquisitions over the last five years:

	Average	**High**
$ / BBL of capacity	**$11,325**	**$18,000**
$ / Complexity BBL	**$1,186**	**$2,000**

1 - Full integration could take up to 18 months but gas oil upgrade is available immediately.
2 - Purchase price does not include inventory.
3 – Includes $89 million Tulsa portion of the $93 million dropdown transaction completed on 3/31/10.

HOLLY

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18 Capital Expenditure Overview Past investments make legacy refineries stronger 1. Excludes HEP capex; net of contributions from UNEV JV partner; includes turnaround expenditures; excludes asset acquisitions 2. As of 6/30/10; excludes HEP capex and cash. Strong balance sheet and liquidity gong forward 1 Cash balance: $138M (excludes HEP cash) $400 mm credit facility $300 mm of Holly senior unsecured notes 2010 Capex Estimate - $165mm $105mm - Refining (including maintenance, capex and turnarounds) $60mm - UNEV YTD Capex through 2Q10 - $68M Additional proceeds expected from UNEV interest sale of over $220 mm expected in summer 2011. 7.3M common units of HEP and 100% GP ownership 2

UNEV Pipeline & Refinery Economics

Overview:

- 75% interest in 400 mile, 12" refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NV (Sinclair is 25% equity partner)
- HOC is funding construction and will own through construction phase
- Holly expects to monetize its investment in UNEV by selling the pipeline to HEP
- Completion Date – Spring 2011

Benefits:

- Las Vegas has on average, experienced a $0.14/gal ($5.88/bbl) positive differential for Gasoline (Unleaded, conventional) over Salt Lake City during Jan 2004 – Dec 2009
- Lowers impact of Salt Lake City seasonal demand reduction with wintertime months in local market
- Competitive outlet for crude-cost-advantaged Rocky Mountain refiners

HEP Purchase Option:

- At completion of construction, HEP will have option to purchase HOC's interest in the pipeline JV for 180 days from completion of project at HOC's cost (estimated to be $217M) plus a 7% per annum carrying cost



UNEV Pipeline - Average Differential: Las Vegas over Salt Lake City
0.30
0.25
0.20
0.15
0.10
0.05
0.00
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Avg. Differential ('04 - '09)
Las Vegas over Salt Lake City Avg. Differential since 2004 (Unleaded, Conventional)
Estimated transportation cost of $0.055/gallon

HOLLY

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20 Presentation Topics HOC Company Overview Financial Performance and Competitiveness Focused Growth Orientation Summary Appendix

21 Holly Corporation (NYSE: HOC) 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 Neale Hickerson, Vice President, Investor Relations Neale.hickerson@hollycorp.com 214-871-3555 www.hollycorp.com

22 Presentation Topics HOC Company Overview Financial Performance and Competitiveness Focused Growth Orientation Summary Appendix

23 Appendix Tulsa - Sinclair Refinery Acquisition Tulsa - Sunoco Refinery Acquisition Estimated Effects of Capital Projects Balance Sheet Highlights Definitions

24 Sinclair Refinery - Transaction Summary 1Combined fully integrated capacity of Holly's existing Tulsa refinery and Sinclair's refinery is projected to be approximately 125,000 bpsd Holly purchased Sinclair's Tulsa refinery December 1, 2009 Holly's portion of the purchase price consisted of $74.0 million in Holly stock (2.8M shares @ $26.53) and $54.5 million of cash at closing (for total of $128.5) At closing Sinclair entered into a long-term off take agreement for up to 50,000 BPD of gasoline/diesel to supply their Mid-Con branded and unbranded marketing network Holly has entered into a contract for storage and logistics services with HEP relating to the assets that HEP purchased from Sinclair Sinclair's Tulsa refinery is a 75,000 barrel per stream day ("bpsd") cracking refinery located approximately 2 miles southeast of Holly's Tulsa West facility(1) Holly purchased approximately 500,000 barrels of inventory from Sinclair at closing

25 Tulsa (Sunoco) Acquisition - Transaction Summary Asset Summary: Tulsa (West) refinery has crude capacity of 85,000 BPSD High complexity: 11.4 Nelson complexity factor Produces high value specialty products and transportation fuels Strategic location - direct pipeline connection to Cushing crude oil hub and Magellan product system that supplies the Mid-Continent market Assets include 3.2 million bbls of storage & related logistic assets Assignment of the Sunoco specialty product trademark for N. America and license for S. America Purchase Summary: $65 million in cash to purchase refinery property, plant and equipment Inventory purchased at closing market prices Closed: June 1, 2009 Off-take Agreement: Five year off-take agreement for gas oil to Sunoco Environmental Indemnification: Sunoco would retain responsibility for certain environmental liabilities for 20 years resulting from operations of the refinery prior to closing EPA Waiver: EPA waiver granted which extends the existing ULSD compliance deadline to November 2011

Estimated Effects of Capital Projects at Holly's Legacy Refineries Illustrative computations of impact of expansion & gross margins 26 Gross Margin/bbl Consolidated Navajo Woods Cross 2003 $7.23 $7.43 $6.10 2004 $9.20 $10.16 $6.00 2005 $12.62 $13.61 $9.62 2006 $15.78 $15.37 $17.10 2007 $16.74 $15.58 $20.69 2008 $10.96 $9.55 $16.60 2009 $7.21 $7.20 $11.27 For every +/- $1/bbl change in gross margin: NRC equals $5.475 million -- WX equals $1.825 million INCREMENTAL GROSS MARGIN FROM REFINERY EXPANSIONS: Wood Cross completion Q3 '08 -- Operational Q4 '08 / Navajo completion Q1 '09 -- Operational Q2 '09 (in $millions) Margin/ bbl assumption: $6.00 $8.00 $10.00 $12.00 $14.00 NRC: at 15,000 bpsd expansion $33 $44 $55 $66 $77 WX: at 5,000 bpsd expansion $11 $15 $18 $22 $26

27 Estimated Effects of Capital Projects at Holly's Legacy Refineries Illustrative computations of impact of crude mix changes Every +/- $1 change in net feedstock costs equals $3.65 million Every +/- $1 change in net feedstock costs equals $14.6 million All dollar values are for a full year impact and assume operating rates are at full utilization with no operating downtime FEEDSTOCK FLEXIBILITY: WOODS CROSS REFINERY Completion Q3 '08 -- Operational Q4 '08 (in $ millions) Increase cost advantaged bbls by 10,000 bpsd WTI-Heavy Diff. / bbl assumption: (net of transportation & yield changes) $5.00 $10.00 $15.00 $20.00 Annual gross margin improvement from feedstock flexibility $18 $36 $54 $73 FEEDSTOCK FLEXIBILITY: NAVAJO REFINERY Completion Q3 '09 -- Operational Q1 '10 (in $ millions) Change crude charge mix from 100% WTS crude to include 40% cost-advantaged bbls WTS-Heavy Diff. / bbl assumption: (net of transportation & yield changes) $5.00 $10.00 $15.00 $20.00 Annual gross margin improvement from feedstock flexibility $73 $146 $219 $292

28 Balance Sheet Highlights and Liquidity 2010 Events: Mar 2010: HEP executed a debt offering of $150 million of senior notes to purchase storage and loading facilities from Holly Corporation for $93 mm. The purchase of the storage and loading facilities was completed on March 31, 2010. Other: HEP has an option to purchase HOC's interest in the UNEV 180 days from completion of project at HOC's cost (estimated to be $217mm) plus a 7% per annum carrying cost HOC expects proceeds from UNEV interest sale of over $220 mm in summer 2011. * * Approximately $95 million remaining to spend in 2H10.

29 Definitions BPD: the number of barrels per calendar day of crude oil or petroleum products. BPSD: the number of barrels per stream day of crude oil or petroleum products. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010 Gas Oil Hydrocracker: a refinery unit which uses catalyst at high pressure and temperature and in the presence of hydrogen to convert high boiling point hydrocarbons to light transportation fuels and low sulfur FCC feedstock. MMSCFD: million standard cubic feet per day. Refining gross margin or refinery gross margin: the difference between average net sales price and average costs of products per barrel of produced refined products. This does not include the associated depreciation, depletion and amortization costs. Refining gross margin or refinery gross margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical refining gross margin or refinery gross margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010. Net Operating Margin: Net operating margin is a non-GAAP performance measure that is used by our management and others to compare our refining performance to that of other companies in our industry. This margin does not include the effect of depreciation, depletion and amortization. Other companies in our industry may not calculate this performance measure in the same manner. Our historical net operating margin is reconciled to net income under "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" of Holly Corporation's 2009 10-K filed February 26, 2010. Solvent deasphalter / residuum oil supercritical extraction ("ROSE"): a refinery unit that uses a light hydrocarbon like propane or butane to extract non asphaltene heavy oils from asphalt or atmospheric reduced crude. These deasphalted oils are then further converted to gasoline and diesel in the FCC process. The remaining asphaltenes are either sold, blended to fuel oil or blended with other asphalt as a hardener. Steady State EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.